UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         October 17, 2006
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

      Delaware                       1-7182                     13-2740599
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  (State or Other                  (Commission               (I.R.S. Employer
  Jurisdiction of                  File Number)             Identification No.)
   Incorporation)

4 World Financial Center, New York, New York                          10080
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:               (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

On October 17, 2006, Merrill Lynch & Co., Inc. (Merrill Lynch) announced its results of operations for the three- and nine-month periods ended September 29, 2006. A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A Preliminary Unaudited Earnings Summary, Reconciliation of "Non-GAAP" Measures and Segment Data for the three- and nine-month periods ended September 29, 2006 and supplemental quarterly data for Merrill Lynch are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

This information furnished under this Item 2.02, including Exhibits 99.1 and 99.2, shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

         (d)      Exhibits
                  --------

         99.1 Press release dated October 17, 2006 issued by Merrill Lynch & Co., Inc.

         99.2 Preliminary Unaudited Earnings Summary, Reconciliation of "Non-GAAP" Measures and Segment Data for the three- and nine-month periods ended September 29, 2006 and supplemental quarterly data.



                                      * * *



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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MERRILL LYNCH & CO., INC.
                                  ----------------------------------------------
                                                   (Registrant)



                                    By:     /s/ Jeffrey N. Edwards
                                            ------------------------------------
                                            Jeffrey N. Edwards
                                            Senior Vice President and
                                            Chief Financial Officer






                                    By:     /s/ Laurence A. Tosi
                                            ------------------------------------
                                            Laurence A. Tosi
                                            Senior Vice President and
                                            Finance Director
                                            Principal Accounting Officer






Date:    October 17, 2006


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


                                  EXHIBIT INDEX
                                  -------------



Exhibit No.     Description                                                 Page
-----------     -----------                                                 ----

99.1            Press release dated October 17, 2006 issued by Merrill      5-12
                Lynch & Co., Inc.
99.2            Preliminary Unaudited Earnings Summary, Reconciliation     13-20
                of "Non-GAAP" Measures and Segment Data for the three- and nine-month periods ended September 29, 2006 and supplemental quarterly data.



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